================================================================================


                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549




                                   FORM 8-K




                Current Report Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): May 28, 1999




                        MARTEK BIOSCIENCES CORPORATION
                        ------------------------------
                (Exact name of registrant as specified in its
                                   charter)




          Delaware                     000-22354               52-1399362
--------------------------------------------------------------------------------
(State or other jurisdiction of       (Commission File      (I.R.S. Employer
incorporation or organization)           Number)           Identification No.)




             6480 Dobbin Road   Columbia, Maryland              21045
--------------------------------------------------------------------------------
           (Address of principal executive offices)          (Zip Code)




      Registrant's telephone number, including area code: (410) 740-0081





--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



================================================================================

                        MARTEK BIOSCIENCES CORPORATION


ITEM 5.     OTHER EVENTS.

            On May 28, 1999, Martek Biosciences Corporation issued 1,528,935 shares of its common stock, $.10 par value per share, and warrants to purchase an additional 458,679 shares of common stock, for an aggregate of $13,805,000 in cash. The securities were issued to accredited investors in a private offering pursuant to Regulation D of the Securities Act of 1933, as amended. Further information is contained in Martek's press release announcing the sale of the common stock and the warrants as well as the Common Stock and Warrant Purchase Agreement, which are filed as exhibits to this current report on Form 8-K.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c)   Exhibits.

            The following are filed as exhibits to this current report on Form 8-K:

            99.1  Press Release dated June 1, 1999

            99.2 Common Stock and Warrant Purchase Agreement dated May 28, 1999 by and among Martek Biosciences Corporation and the purchasers listed in Schedule I thereto.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MARTEK BIOSCIENCES CORPORATION


Date: June 9, 1999                        By:   /s/  Peter L. Buzy
                                             ------------------------
                                             Peter L. Buzy
                                             Chief Financial Officer

                              INDEX TO EXHIBITS


EXHIBIT
-------
NUMBER
------


99.1              Press Release dated June 1, 1999

99.2              Common Stock and Warrant Purchase Agreement dated May 28,
                  1999 by and among Martek Biosciences Corporation and the Purchasers listed on Schedule I thereto